UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

BYRNA TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road, Suite 201

Wakefield, MA, 01880

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 868-5011

SECURITY DEVICES INTERNATIONAL INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2020, Security Devices International Inc. (the "Company") changed its name to "Byrna Technologies Inc." (the "Name Change"). The Name Change, which was effective as of March 4, 2020, was accomplished pursuant to a Certificate of Amendment (the "Certificate of Amendment") to the Company's Certificate of Incorporation, as amended, filed with the Secretary of State of Delaware on February 26, 2020. The Name Change was approved by the Company's Board of Directors. The Company's common stock continues to trade on the Canadian Securities Exchange and the OTCQB under Byrna Technologies Inc. and the new stock symbol is "BYRN."  A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Certificate of Amendment
99.1	News Releases date March 02, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.
Date: March 4, 2020	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer